CSMC 2021-INV2 Trust ABS-15G

Exhibit 99.12

Data Compare Summary (Total)
CSMC_2021-INV2
Run Date - 10/26/2021 06:45:00 AM

Field Label	Loans With Discrepancy	Total Times Compared	% Variance	Comments
Borrower First Name	1	252	0.40%	Tape value include borrower first and middle name.
Borrower Last Name	2	252	0.79%	Tape vaue included business vested entity name rather than borrowers last name.
Coborrower First Name	0	99	0.00%
Coborrower Last Name	0	99	0.00%
# of Units	0	217	0.00%
Contract Sales Price	5	273	1.83%	Tape vlaue was not inlcuded in these five loans. Mission verified sales price in all cases.
Borrower Qualifying FICO	8	252	3.17%	All variances were the result of rounding differences or other slight variations in what was captured from the credit reports. Mission verified all captured FICO scores met Guidelines.
Borrower Qualifying DTI	0	254	0.00%
Borrower Total Income	53	372	14.25%	All variances were are the result of differences in captured income sources. In many cases underwriting only captured income necessary to qualify where we may have captured full income or vice versa. In all cases Mission verified all income and reserve Guideline requirements were met.
Occupancy	0	372	0.00%
First Payment Date	0	273	0.00%
Primary Appraised Value for LTV	61	372	16.40%	We used the ASF designated waterfall which resulted in a tiered waterfall for values. The majority of these discrepancies were the result of Property Inspection Waivers, when compared to AVM or other secondary valuations resulting in lower LTV than originally underwritten. Mission verified that the lower valuation met guideline requirements.
Note Date	0	372	0.00%
Note Type	0	372	0.00%
Original Note Interest Rate	0	372	0.00%
First Interest Rate Change Date	0	372	0.00%
Original Loan Amount	2	372	0.54%	Mission could not validate the tape differences. Note amount was captured from signed Promissory Note.
Original LTV	61	372	16.40%	We used the ASF designated waterfall which resulted in a tiered waterfall for values. The majority of these discrepancies were the result of Property Inspection Waivers, when compared to AVM or other secondary valuations resulting in lower LTV than originally underwritten. Mission verified that the lower valuation met guideline requirements.
Original P&I	0	372	0.00%
Property Type	102	372	27.42%	Property Type variations were a result of enumeration differences between the client bid tape and ASF property types designations. Primarily these are differences in Condo or attached family designations. Mission verified in each case that the property type met guideline requirements with verification from the property appraisal.
Purpose	0	372	0.00%
Refi Purpose	0	372	0.00%
Property Street	0	372	0.00%
Property City	2	372	0.54%	Variations were the result of spelling differences in the tape.
Property State	0	372	0.00%
Property Zip	33	372	8.87%	Variations were the result of hypenation differences in the tape.

Total